                                  Exhibit 99.1

                         Form 4 Joint Filer Information

         Name:                                     David Moradi

         Address:                                  119 Washington Ave, Suite 403
                                                   Miami Beach, FL 33139

         Date of Event Requiring Statement:        05/20/2020